Metropolitan West Funds

March 7, 2000
(supplement to prospectus dated July 27, 1999)

To shareholders of the Total Return Bond Fund and
Low Duration Bond Fund only:

Shown below is the revised fee and expense table for these Funds (found on pages 5 and 8 of the prospectus). We have reallocated the fees among the expense categories already listed (including the Rule 12b-1 plan that has been in place since the Funds' inception). Please be assured that these changes in no way increase or otherwise change the total costs or expenses to shareholders. They simply reflect a technical reallocation of expenses, including a reduction of the management fee paid to the Adviser, Metropolitan West Asset Management, LLC. This reallocation was made in order for the Adviser to offer an even more competitive advisory fee and will be effective on March 31, 2000.

Investors should retain this supplement with the prospectus for future reference.

Thank you for your continued investment in the funds. Please call David Sway at (310) 966-8900 with any questions.

						Sincerely,
						METROPOLITAN WEST FUNDS

Fees and Expenses
As an investor in the Funds, you will pay the following expenses.
The Funds have no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them.
Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.
Annual Fund Operating Expenses
(Fees Paid from Fund Assets)
                                                Total Return      Low Duration
                                                Bond Fund         Bond Fund

Management fees                                 0.35%             0.30%
Rule 12b-1 expenses                             0.21%             0.19%
Other expenses                                  0.42%             0.22%
Total annual Fund operating expenses            0.98%             0.71%
Fee reduction and/or expense reimbursement(1)   0.33%             0.13%
Net expenses                                    0.65%             0.58%

(1) The Adviser has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest, taxes and extraordinary expenses) to the net amount shown. This contract has a one-year term, renewable at the end of each fiscal year.















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